UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 1, 2010

Boston Capital Tax Credit Fund II Limited Partnership

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-19443 (Commission File Number)	04-3066791 (IRS Employer Identification No.)

One Boston Place, Suite 2100

Boston, Massachusetts 02108
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (617) 624-8900

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.  Entry into a Material Definitive Agreement.

On July 1, 2010, Boston Capital Tax Credit Fund II Limited Partnership, a Delaware limited partnership (the “Partnership”), adopted a Plan of Liquidation and Dissolution for the Partnership (the “Plan of Liquidation”).  Under the Plan of Liquidation, the general partner of the Partnership will (1) seek to sell the assets of the Partnership and use the sales proceeds and/or other Partnership funds to pay all expenses in connection with such sales, (2) pay or make provision for payment of all Partnership obligations and liabilities, including accrued fees and unpaid loans to the general partner and (3) distribute the remaining assets as set forth in the Partnership’s Agreement of Limited Partnership, dated as of June 28, 1989.  The Plan of Liquidation is attached as Exhibit 2.1 to this Form 8-K and is incorporated by reference herein in its entirety.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

As described in further detail in the Partnership’s proxy statement dated March 3, 2010, the Partnership solicited the consent of the holders of the Partnership’s beneficial assignee certificates (the “BAC Holders”) to approve the Plan of Liquidation.  As of February 1, 2010, the record date, 18,679,738 BACs were issued and outstanding.  The following are the results of the vote, which was closed by the general partner of the Partnership on July 1, 2010:

BAC Holders holding 9,814,755 (52.54%) BACs voted for the proposal.

BAC Holders holding 643,925 (3.45%) BACs voted against the proposal.

BAC Holders holding 269,250 (1.44%) BACs abstained.

Since BAC Holders of record holding a majority (52.54%) of the BACs outstanding as of the record date voted for the proposal, the dissolution and liquidation of the Company has been approved and ratified by the BAC Holders and the Partnership will proceed with the liquidation and dissolution of the Partnership in accordance with the Plan of Liquidation.

Item 8.01.  Other Events

On July 7, 2010, the Partnership mailed a letter to all of its BAC Holders which alerts the BAC Holders that the Plan of Liquidation has been approved.  A copy of the letter is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

Number

	2.1	Plan of Liquidation and Dissolution of Boston Capital Tax Credit Fund II Limited Partnership dated July 1, 2010.

	99.1	Letter to BAC holders dated July 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON CAPITAL TAX CREDIT FUND II LIMITED PARTNERSHIP

	By:	Boston Capital Associates II Limited Partnership, its General Partner

	By:	BCA Associates Limited Partnership, its General Partner

	By:	C&M Management, Inc., its General Partner

Date: July 7, 2010	By:
/s/ John P. Manning
John P. Manning
President

Exhibit Index

Exhibit Number	Exhibit Name
2.1	Plan of Liquidation and Dissolution of Boston Capital Tax Credit Fund II Limited Partnership dated July 1, 2010.

99.1	Letter to BAC holders dated July 7, 2010.